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                                                            PLEASE MAKE CHECKS PAYABLE TO:
{THE PROTECTIVE VARIABLE ANNUITY}                         PROTECTIVE LIFE INSURANCE COMPANY
                                                  OVERNIGHT:                             POSTAL MAIL:
                                          2801 Hwy 280 South - 3-7 IPS                  P.O. Box 10648
                                             Birmingham, AL 35223                  Birmingham, AL 35202-0648
ANNUITY APPLICATION                      Home Office:  28 White Bridge Road, #104  Nashville, Tennessee  37205
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OWNER   NAME, STREET, CITY, STATE, ZIP CODE       Phone Number (  )    -

                                                  / / Male                Birthdate (MO./DAY/YR.)            /     /

                                                  / / Female              Tax ID/Social Security No.         -      -
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JOINT OWNER  (IF ANY)  NAME, STREET, CITY, STATE, ZIP CODE

                                                  / / Male                Birthdate (MO./DAY/YR.)           /     /

                                                  / / Female              Tax ID/Social Security No.        -      -
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ANNUITANT (IF OTHER THAN OWNER) NAME, STREET, CITY, STATE, ZIP CODE

                                                  / / Male                Birthdate (MO./DAY/YR.)           /     /

                                                  / / Female              Tax ID/Social Security No.        -      -
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BENEFICIARY  NAME, ADDRESS, RELATIONSHIP TO OWNER, SS# & PERCENTAGE (USE 'SPECIAL REMARKS' IF ADDITIONAL SPACE IS NEEDED.)

  Primary(s) -



  Contingent(s) -


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PLAN TYPE:  Check all that apply.
 / /  Non-Qualified                 / /  Roth IRA                          If an IRA purchase payment includes new
 / /  CD Transfer                   / /  IRA Transfer                      contributions, please complete below:
 / /  Sec. 1035 Exchange            / /  IRA Rollover
 / /  TSA Direct Rollover           / /  IRA Direct Rollover               Allocate IRA Contribution to Tax Year
 / /  ________________                                                     $ __________ (AMOUNT) _______ (PREVIOUS TAX YEAR)
      (OTHER)                                                              $ __________ (AMOUNT) _______ (CURRENT TAX YEAR)
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BENEFIT PACKAGE - Check only one. (SEE PROSPECTUS FOR DETAILS.)
/ / STANDARD (MORTALITY AND EXPENSE RISK CHARGE = {1.10%}; ADMINISTRATIVE CHARGE ={ 0.15%}.)
    Death Benefit - Return of Purchase Payments
    Surrender Charge Waivers - None

/ / ANNUAL RESET DEATH BENEFIT (MORTALITY AND EXPENSE RISK CHARGE = {1.25%}; ADMINISTRATIVE CHARGE = {0.15%.})
    Death Benefit - Return of Purchase Payments, Annual Reset
    Surrender Charge Waivers - Nursing Home and Terminal Illness

/ / COMPOUND AND 3-YEAR RESET DEATH BENEFIT (MORTALITY AND EXPENSE RISK CHARGE = {1.25%}; ADMINISTRATIVE CHARGE = {0.15%}.)
    Death Benefit - Return of Purchase Payments, Compound, 3-Year Reset
    Surrender Charge Waivers - Nursing Home and Terminal Illness
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A VARIABLE ANNUITY CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY ANY BANK OR FINANCIAL INSTITUTION. IT IS NOT
   INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY AND IS SUBJECT TO INVESTMENT RISK,
                                      INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

IPV-2047                                                                                                                     12/99
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PURCHASE PAYMENT: $ ____________ (MINIMUM $2,000) Unless you give us instructions for allocating subsequent Purchase Payments now by completing column 2, or by giving us instructions when you make the subsequent Purchase Payment, we will allocate subsequent
Purchase Payments using the DCA Destination Allocation (column 3) if completed, and if not the Initial Purchase Payment Allocation.
(PLEASE ALLOCATE USING WHOLE PERCENTAGES.)
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
 1. Initial Purchase                                                          2. Subsequent Purchase           3.  DCA Destination
 Payment Allocation                                                             Payment Allocation                  Allocation
 ------------------                                                             ------------------                  ----------
                  {PROTECTIVE LIFE GUARANTEED ACCOUNT}
                           60-day Rate Lock for the Guaranteed Account?                       / / Yes                    / / No
   _________%              {Fixed Account}                                               _________%                  _________%
   _________%              {DCA Fixed Account 1}                                            N/A                         N/A
   _________%              {DCA Fixed Account 2}                                            N/A                         N/A
                  {GOLDMAN SACHS / PIC}
   _________%              {International Equity}                                       _________%                   _________%
   _________%              {Small Cap Value}                                            _________%                   _________%
   _________%              {Capital Growth}                                             _________%                   _________%
   _________%              {CORE U.S. Equity}                                           _________%                   _________%
   _________%              {Growth and Income}                                          _________%                   _________%
   _________%              {Global Income}                                              _________%                   _________%
                  {MASSACHUSETTS FINANCIAL SERVICES (MFS)}
   _________%              {New Discovery}                                              _________%                   _________%
   _________%              {Emerging Growth}                                            _________%                   _________%
   _________%              {Research}                                                   _________%                   _________%
   _________%              {Growth With Income}                                         _________%                   _________%
   _________%              {Utilities}                                                  _________%                   _________%
   _________%              {Total Return}                                               _________%                   _________%
   _________%              {Growth Series}                                              _________%                   _________%
                  {OPPENHEIMERFUNDS}
   _________%              {Aggressive Growth}                                          _________%                   _________%
   _________%              {Global Securities}                                          _________%                   _________%
   _________%              {Capital Appreciation}                                       _________%                   _________%
   _________%              {Main Street Growth & Income}                                _________%                   _________%
   _________%              {High Income}                                                _________%                   _________%
   _________%              {Strategic Bond}                                             _________%                   _________%
   _________%              {Money Fund}                                                 _________%                   _________%
                  {VAN KAMPEN LIFE INVESTMENT TRUST}
   _________%              {Emerging Growth}                                            _________%                   _________%
   _________%              {Enterprise}                                                 _________%                   _________%
   _________%              {Comstock}                                                   _________%                   _________%
   _________%              {Growth and Income}                                          _________%                   _________%
   _________%              {Strategic Stock}                                            _________%                   _________%
   _________%              {Asset Allocation}                                           _________%                   _________%
                  {CALVERT}
   _________%              {Social Small Cap Growth}                                    _________%                   _________%
   _________%              {Social Balanced}                                            _________%                   _________%
                  {VAN ECK}
   _________%              {Worldwide Hard Assets}                                      _________%                   _________%
   _________%              {Worldwide Real Estate}                                      _________%                   _________%
                  {MODEL PORTFOLIOS}
   _________%              {Growth}                                                     _________%                   _________%
   _________%              {Balanced}                                                   _________%                   _________%
   _________%              {Conservative Growth}                                        _________%                   _________%
   _________%              {Capital Appreciation}                                       _________%                   _________%

         100%     TOTAL                                                                   100%                          100%
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IPV-2047                                                                                                                     12/99
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/ / DOLLAR COST AVERAGING: Please transfer my initial allocation on the _____ day of the month ( 1ST - 28TH ) from the account(s)
below into the Allocation Options indicated on the previous page in the column headed 'DCA Destination Allocation'.
/ / DCA Fixed Account 1 for _____ months (1 - 6 MONTHS) or for _____ quarters (1 - 2 QUARTERS).
/ / DCA Fixed Account 2 for _____ months (7 - 12 MONTHS) or for _____ quarters (3 - 4 QUARTERS).
/ / __________________________________________ for _____ months (NO LIMIT) or for _____ quarters (NO LIMIT).
   (OTHER ALLOCATION OPTION - DO NOT USE FOR DCA FIXED ACCOUNTS)
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/ / AUTOMATIC PURCHASE PAYMENTS: A minimum initial Purchase Payment of $2,000 is required, after which Automatic
Purchase Payments may begin. Use column 2, 'SUBSEQUENT PURCHASE PAYMENT ALLOCATION' to allocate Automatic Purchase
Payments. If Automatic Purchase Payments are made, Partial Automatic Withdrawals cannot be selected. I authorize Protective
Life to collect $ ___________ (MINIMUM $50)  / / monthly  / / quarterly on the _____ day of the month ( 1ST - 28TH ) by initiating automatic deductions from my account. (PLEASE ATTACH A VOIDED CHECK OR WITHDRAWAL TICKET.)
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/ / PARTIAL AUTOMATIC WITHDRAWALS: A minimum Purchase Payment of $5,000 is required to begin surrenders through Partial
Automatic Withdrawals. You may withdraw up to 15% of your initial Purchase Payment(s) without a surrender charge during the first Contract Year. The minimum withdrawal amount is $100. Partial Automatic Withdrawals will be taken pro-rata from the
Allocation Options and will be made only by electronic funds transfer. If Partial Automatic Withdrawals are made, Automatic
Purchase Payments will not be accepted by the Company. Please withdraw $________ / / monthly  / / quarterly on the _____
day of the month (1ST - 28TH). This election will remain in effect until changed or revoked, which you may do at any time. (PLEASE
ATTACH A VOIDED CHECK OR WITHDRAWAL TICKET.)

                                     NOTICE OF TAX WITHHOLDING ON DISTRIBUTIONS OR WITHDRAWALS
The taxable portion of these distributions is subject to federal income tax withholding tax unless you elect not to have any withholding apply. You may elect not to have withholding apply to your distribution by checking the appropriate box, signing and dating this form. You may change or revoke your election at any time. This withholding election will not apply to withdrawals from your Contract that are not Partial Automatic Withdrawals. You will need to make a separate election for each non-automatic withdrawal. You must provide us your correct Social Security or Tax Identification Number in order to elect out of withholding. If you do not respond by the date your distributions are scheduled to begin, federal income tax and any applicable state income tax will be withheld from the taxable portion of your distributions.

If you elect not to have withholding apply to your distributions or if you do not have enough federal income tax withheld, you may be responsible for payment of estimated tax and may incur a penalty under the estimated tax rules if your withholding and estimated tax payments are not sufficient. Even if you elect not to have federal income tax withheld from your distributions you are liable for payment of federal income tax on the taxable portion of each payment to you. Withdrawals prior to age 59 1/2 may be subject to a
10% penalty on the taxable portion of your distribution.

                                                       WITHHOLDING ELECTION
                                                 PLEASE CHECK ONLY ONE BOX BELOW:
/ / I have read the above information and I DO NOT want to have federal income tax or state income tax (where applicable) withheld from my distribution.
/ / I have read the above information and I DO want to have federal income tax withheld from my distribution at the rate of _____%.
(If no percent is indicated, we will withhold at the applicable tax rate. Do not elect a percentage less than 10%. In some states, state withholding may also apply.)
/ / I have read the above information and I DO want to have federal income tax withheld from my distribution at the applicable rate.
Please withhold an additional $ _________. (flat dollar amount) (In some states if federal tax is withheld, state tax withholding will also apply.)
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/ / PORTFOLIO REBALANCING: Please rebalance my Variable Account / / quarterly / / semi-annually / / annually on the _____ day of the month ( 1ST - 28TH ) according to my current Variable Account Purchase Payment allocation.
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SPECIAL REMARKS



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IPV-2047                                                                                                                     12/99
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SUITABILITY
Did you receive a current prospectus?                                                                            Yes / /    No / /
Do you believe this Contract meets your financial objectives and anticipated financial needs?                    Yes / /    No / /
AUTHORIZATION
My telephone and other non-written instructions should be honored, subject to the terms of the prospectus.       Yes / /    No / /
The Agent who signs this application is authorized to make transfers on my behalf.                               Yes / /    No / /
REPLACEMENT
Does this annuity change or replace any existing annuity contract or life insurance policy?                      Yes / /    No / /
If 'Yes' please complete below: (USE 'SPECIAL REMARKS' IF ADDITIONAL SPACE IS NEEDED.)
Company Name(s): ____________________________________________________________            Policy Number(s):  _______________________
                 ____________________________________________________________                               _______________________

CONSENT FOR ELECTRONIC DELIVERY                                                                                  Yes / /    No / /
I (We) authorize Protective Life and the Funds in which the Sub-Accounts invest to deliver prospectuses, periodic reports, proxy solicitation materials and other notices and disclosure materials to me electronically. When this material becomes available on
Protective Life's web site (www. protective.com) I will receive an e-mail notification describing the material. I understand that I may incur on-line charges from an internet service provider to access it. (There is no access charge from Protective Life.) This authorization will be in effect until I revoke it, which I may do at any time by calling or writing the Company. I may receive a paper copy of this without charge material whenever I request it.
ELECTRONIC MAIL ADDRESS: ______________________________________________________ (EXAMPLE: yourname@yourprovider.com)

                   THIS APPLICATION SHALL BECOME PART OF THE ANNUITY CONTRACT ISSUED BY PROTECTIVE LIFE.

          THE CONTRACT VALUE AND ANNUITY INCOME PAYMENTS, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE
                       ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

{NOTICE TO RESIDENTS OF AZ: On written request you may ask us to provide you within ten business days additional factual information regarding the benefits and provisions of this Contract. If for any reason you are not satisfied with the Contract, you may cancel it within ten days after you receive it by returning the Contract to our office, or the agent who sold it with a written request for cancellation. Return of this Contract by mail is effective on receipt by us. The returned Contract will be treated as if we had never issued it. We will promptly return the Contract Value. This may be more or less than the Purchase Payment(s).
NOTICE TO RESIDENTS OF CO: It is unlawful to knowingly provide false, incomplete or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory agencies.
NOTICE TO RESIDENTS OF AR, DC, KY, LA, ME, NM, OH AND PA: Any person who knowingly and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.}

              I (WE) ACKNOWLEDGE THAT THE INFORMATION CONTAINED IN THIS ANNUITY APPLICATION IS TRUE AND CORRECT.

Application signed at:     ____________________________________________ on __________________________.
                                        (CITY, STATE)                                (DATE)
Owner:  ________________________________________         Joint Owner:  _______________________________
                                                         (IF ANY)
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AGENT REPORT - The agent acknowledges that to the best of his or her knowledge and belief this annuity / / does / / does not change or replace any existing life insurance or annuity policy.

Agent's signature:  ________________________________ Print agent's name:  ______________________________

Agent number: ___________________________________    Broker/Dealer name: _____________________________

Branch: ________________________________________     Agent phone number: _____________________________

Client account number:   ____________________________
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IPV-2047                                                                                                                     12/99
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